UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04518)

Exact name of registrant as specified in charter:	Putnam Massachusetts Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2023

Date of reporting period:	June 1, 2022 – May 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Massachusetts Tax Exempt Income Fund

Annual report
5 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMAX

Putnam Massachusetts
Tax Exempt
Income Fund

Annual report
5 | 31 | 23

Message from the Trustees

July 12, 2023

Dear Fellow Shareholder:

Stocks have generally advanced in the first half of the year, and the performance of bond markets has also improved compared with 2022. Inflation is trending downward, while economic growth has remained positive. At the same time, investors are weighing the impact of high borrowing costs, a weak housing market, and stress in the banking system.

Fortunately, a strong pulse of innovation is gaining investors’ attention. The technology sector, for example, has started to rebound from a difficult 2022. More broadly, international markets are performing better this year, even though the reopening of China’s economy lacked the dynamism many had anticipated.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 6–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/23. See above and pages 6–9 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Massachusetts Tax Exempt Income Fund

Paul, how did municipal bonds perform during the 12-month period ended May 31, 2023?

The asset class encountered headwinds, ending the period relatively flat. Concerns about rising interest rates and negative returns led investors to reduce their allocation to municipal bond funds and other interest-rate-sensitive assets in calendar 2022. During the second half of the fiscal year, municipal bonds recovered much of those losses, helped in large part by their solid credit fundamentals and a decline in the rate of inflation.

Subduing stubbornly high inflation remained a top priority for the Federal Reserve. The Fed’s eight interest-rate hikes during the period included four consecutive 0.75% increases. With inflation showing signs of easing, policy-makers tempered the degree of those hikes in the second half of the fiscal year, which helped to boost the performance of the asset class. The last increase during the reporting period was 0.25% in May 2023, which brought the Fed’s benchmark interest rate to a range of 5.00%–5.25%. In its commentary, the Fed suggested that future interest-rate hikes would be dependent on the effect of past rate hikes on

Massachusetts Tax Exempt Income Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

the economy. However, inflation remained well above the Fed’s 2% target rate at period-end.

In March 2023, the high-profile failures of regional banks in California and New York, as well as the collapse of Credit Suisse in Switzerland, created a new challenge, threatening economic growth. Quick actions by global central banks to minimize systemic risk, including shoring up bank deposits, prevented contagion across the global financial system. While the turmoil stirred recession concerns, it also led to changing expectations about the future path of Fed monetary policy. Investors hoped that a continued economic slowdown might give the Fed room to end interest-rate hikes. April 2023 also proved challenging for municipal bonds. Higher U.S. Treasury rates, heavier municipal-bond supply coming to market, U.S. debt ceiling concerns, and anemic flows into mutual bond funds weighed on the asset class.

For the 12 months ended May 31, 2023, the Bloomberg Municipal Bond Index, the fund’s benchmark, returned 0.49%. The asset class outperformed the broader U.S. fixed income markets, which returned –2.14%, as measured by the Bloomberg U.S. Aggregate Bond Index.

How did the fund perform during the reporting period?

For the 12 months ended May 31, 2023, the fund underperformed its benchmark but outperformed the median return of its Lipper peer group, Massachusetts Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the reporting period?

Credit spreads widened over the period in response to the Fed’s monetary tightening and the challenging mutual-fund-outflow environment in calendar 2022. However, they were flat to slightly tighter in calendar year 2023 through May. The Fed is getting closer to the end of its monetary tightening cycle, in our view. Supply/demand technicals also stabilized in the first five months of 2023.

4 Massachusetts Tax Exempt Income Fund

We continued to have a bias for higher-rated investments throughout the period. The fund has overweights to both the lower tiers of the investment-grade universe and the highest-rated portions of the high-yield universe relative to its Lipper peer group. We remain cautious on lower-rated municipal bonds in general, given our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth later this year.

After trimming duration risk in late January and early February 2023, we targeted a modestly long-duration position in the portfolio relative to the fund’s Lipper peer group. [Duration is a measure of the fund’s interest-rate sensitivity.] The fund was invested in a wide range of sectors, including private higher education, continuing-care retirement community, and state-backed bonds.

How did you use derivatives during the period?

We used municipal rate locks for hedging and gaining exposure to interest-rate and term structure risk. We also utilized U.S. Treasury futures for hedging term structure risk and for yield curve positioning.

What is your current assessment of the health of Massachusetts’s municipal bond market?

The Commonwealth’s municipal credit fundamentals are stable and can help it weather a potential economic slowdown, in our view. Massachusetts’s robust and growing rainy-day fund balance was over $7.0 billion as of April 2023 and represents a historic high. The Commonwealth’s proposed fiscal year [FY] 2024 budget includes another deposit into the rainy-day fund, and it expects the fund balance will approach $9.0 billion by the end of the fiscal year. Nine months into FY 2023, the Commonwealth’s tax collections were up 4% year over year as of March 2023. Nonfarm employment was up 2.7% year over year as of February 2023. Home values, a factor in property tax revenues, were up 3.2% year over year as of March 2023.

What do you see on the horizon that could influence your management of the fund?

Interest-rate volatility, a hawkish Fed, and inflationary pressures will likely remain headwinds for rate-sensitive investments in the near term, in our view. However, we believe we are close to the end of the Fed’s tightening cycle. Accordingly, we regard any market volatility as an investment opportunity and continue to be vigilant for dips in the market that can present attractive entry points.

We believe municipal bonds represent a high-quality diversification strategy at this point in the economic cycle. We continue to take the long view that credit fundamentals are sound, defaults remain below average, and valuations have cheapened.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Massachusetts Tax Exempt Income Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 5/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/23/89)
Before sales charge	4.72%	1.58%	1.00%	–1.04%	–0.16%
After sales charge	4.60	1.17	0.18	–2.38	–4.16
Class B (7/15/93)
Before CDSC	4.53	1.07	0.38	–1.64	–0.78
After CDSC	4.53	1.07	0.01	–2.59	–5.65
Class C (8/19/03)
Before CDSC	4.52	0.96	0.24	–1.77	–0.92
After CDSC	4.52	0.96	0.24	–1.77	–1.89
Class R6 (5/22/18)
Net asset value	4.84	1.83	1.26	–0.78	0.09
Class Y (1/2/08)
Net asset value	4.84	1.83	1.24	–0.78	0.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

6 Massachusetts Tax Exempt Income Fund

Comparative annualized index returns For periods ended 5/31/23

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Municipal
Bond Index	5.10%	2.28%	1.65%	–0.64%	0.49%
Lipper Massachusetts
Municipal Debt Funds
category median*	4.71	1.55	0.68	–1.39	–0.69

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/23, there were 32, 31, 30, 24, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,128 and $10,999, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $11,991 and $11,986, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Massachusetts Tax Exempt Income Fund 7

Fund price and distribution information For the 12-month period ended 5/31/23

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.222143		$0.167320	$0.154872	$0.244058	$0.245260
Capital gains[2]	—		—	—	—	—
Total	$0.222143		$0.167320	$0.154872	$0.244058	$0.245260
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/22	$9.10	$9.48	$9.09	$9.12	$9.13	$9.13
5/31/23	8.86	9.23	8.85	8.88	8.89	8.89
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.51%	2.41%	1.90%	1.75%	2.78%	2.76%
Taxable equivalent[4]	5.00	4.80	3.78	3.49	5.54	5.50
Current 30-day
SEC yield[5]	N/A	2.98	2.49	2.35	3.37	3.35
Taxable equivalent[4]	N/A	5.94	4.96	4.68	6.71	6.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 49.80% federal and state combined tax rate for 2023. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

8 Massachusetts Tax Exempt Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/23/89)
Before sales charge	4.74%	2.05%	1.17%	–1.13%	2.92%
After sales charge	4.61	1.63	0.35	–2.47	–1.19
Class B (7/15/93)
Before CDSC	4.55	1.54	0.56	–1.77	2.17
After CDSC	4.55	1.54	0.18	–2.71	–2.83
Class C (8/19/03)
Before CDSC	4.54	1.41	0.39	–1.90	2.02
After CDSC	4.54	1.41	0.39	–1.90	1.02
Class R6 (5/22/18)
Net asset value	4.86	2.27	1.41	–0.91	3.06
Class Y (1/2/08)
Net asset value	4.86	2.27	1.40	–0.91	3.07

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/22	0.79%	1.39%	1.54%	0.53%	0.54%
Annualized expense ratio for the six-month
period ended 5/31/23†	0.83%	1.43%	1.58%	0.56%	0.58%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Massachusetts Tax Exempt Income Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/22 to 5/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.17	$7.17	$7.92	$2.82	$2.92
Ending value (after expenses)	$1,015.30	$1,012.20	$1,011.50	$1,016.60	$1,016.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/23, use the following calculation method. To find the value of your investment on 12/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.18	$7.19	$7.95	$2.82	$2.92
Ending value (after expenses)	$1,020.79	$1,017.80	$1,017.05	$1,022.14	$1,022.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

10 Massachusetts Tax Exempt Income Fund

Comparative index definitions

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Massachusetts Tax Exempt Income Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of May 31, 2023, Putnam employees had approximately $470,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 Massachusetts Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Massachusetts Tax Exempt Income Fund 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Massachusetts Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Massachusetts Tax Exempt Income Fund (the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Massachusetts Tax Exempt Income Fund 15

The fund’s portfolio 5/31/23

Key to holding’s abbreviations

AGC Assured Guaranty Corporation
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
SGI Syncora Guarantee, Incorporated
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 3.56% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/32	A+/F	$1,000,000	$1,072,905
5.00%, 10/1/31	A+/F	1,500,000	1,612,371
			2,685,276
American Samoa (0.4%)
American Samoa Econ. Dev. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/38	Ba3	1,000,000	969,907
			969,907
California (0.9%)
Davis, Joint Unified School Dist. G.O. Bonds, (Yolo Cnty., Election 2018), BAM, 3.00%, 8/1/38	AA	2,650,000	2,313,564
			2,313,564
Guam (3.0%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	940,000	967,030
Territory of GU, Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	3,000,000	2,639,765
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A, 5.00%, 11/1/40	Ba1	825,000	829,555
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A−	1,500,000	1,506,485
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/35	A	400,000	420,144
5.00%, 7/1/34	A	200,000	210,984
5.00%, 7/1/30	A	465,000	491,172
5.00%, 7/1/29	A	400,000	422,522
			7,487,657
Illinois (1.1%)
IL State G.O. Bonds
5.50%, 7/1/38 (Prerefunded 7/10/23)	A3	1,325,000	1,327,687
Ser. B, 5.00%, 10/1/32	A3	1,300,000	1,385,796
			2,713,483
Indiana (1.3%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	3,300,000	3,395,481
			3,395,481

16 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Louisiana (0.4%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A, 5.00%, 7/1/33	AA−/F	$1,000,000	$1,045,602
			1,045,602
Massachusetts (86.8%)
Bristol-Plymouth, Regl. Technical School G.O. Bonds, 5.00%, 2/28/24	AAA	5,000,000	5,049,044
Brockton, G.O. Bonds
5.00%, 8/1/40	AA+	1,755,000	1,933,344
5.00%, 8/1/39	AA+	3,245,000	3,588,851
Lowell, Collegiate Charter School Rev. Bonds, 5.00%, 6/15/54	BB−/P	1,620,000	1,453,623
MA Bay Trans. Auth. Sales Tax Rev. Bonds
5.00%, 7/1/45	AA+	2,000,000	2,110,976
Ser. A-2, 5.00%, 7/1/44	AA+	2,400,000	2,511,990
Ser. A-2, 5.00%, 7/1/43	AA+	4,960,000	5,198,109
MA Dev. Fin. Agcy. National Charter School Revolving Loan Fund Rev. Bonds, (Equitable School Revolving Fund, LLC), 4.00%, 11/1/46	A	1,500,000	1,352,932
MA State G.O. Bonds
Ser. C, 5.25%, 10/1/52	Aa1	2,500,000	2,777,002
Ser. E, 5.00%, 11/1/52	Aa1	3,600,000	3,916,497
Ser. D, 5.00%, 9/1/49	Aa1	2,000,000	2,165,546
Ser. A, 5.00%, 1/1/49	Aa1	3,000,000	3,176,364
Ser. D, 5.00%, 7/1/48	Aa1	4,500,000	4,835,010
Ser. E, 5.00%, 11/1/45	Aa1	2,500,000	2,714,308
Ser. I, 5.00%, 12/1/35	Aa1	3,000,000	3,164,164
MA State College Bldg. Auth. Rev. Bonds, Ser. A
4.00%, 5/1/52	Aa2	500,000	487,224
4.00%, 5/1/47	Aa2	250,000	247,121
4.00%, 5/1/42	Aa2	250,000	248,994
4.00%, 5/1/41	Aa2	250,000	249,818
4.00%, 5/1/40	Aa2	400,000	400,283
4.00%, 5/1/39	Aa2	385,000	385,798
4.00%, 5/1/38	Aa2	365,000	366,631
4.00%, 5/1/37	Aa2	250,000	254,856
4.00%, 5/1/36	Aa2	250,000	258,916
MA State Dept. Trans. Metro. Hwy. Syst. Rev. Bonds, Ser. A
5.00%, 1/1/37	A+	1,000,000	1,084,746
5.00%, 1/1/35	A+	4,000,000	4,403,030
MA State Dept. Trans. Metro. Hwy. Syst. VRDN, Ser. A-1, 3.80%, 1/1/37	VMIG 1	8,100,000	8,100,000
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, U.S. Govt. Coll., 6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	150,000	150,295
(WGBH Edl. Foundation), Ser. A, AMBAC, 5.75%, 1/1/42	AA−	5,000,000	6,194,050
(Milford Regl. Med. Ctr.), Ser. F, 5.625%, 7/15/36	B+	500,000	500,097
(Simmons College), Ser. H, SGI, 5.25%, 10/1/33	AA	1,100,000	1,169,947

Massachusetts Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Wheaton College), Ser. I, 5.00%, 1/1/53	Baa2	$3,000,000	$2,897,096
(Merrimack College), 5.00%, 7/1/52	BBB−	1,000,000	981,014
(Orchard Cove, Inc.), 5.00%, 10/1/49	BBB/F	700,000	652,480
(Northeastern U.), 5.00%, 10/1/44	A1	2,000,000	2,217,614
(Wellforce Oblig. Group), Ser. A, 5.00%, 7/1/44	BBB+	500,000	484,457
(Franklin W. Olin College of Engineering), Ser. E, 5.00%, 11/1/43	A2	2,500,000	2,507,847
(Carleton-Willard Homes, Inc.), 5.00%, 12/1/42	A−	525,000	529,781
(Partners Healthcare Syst.), Ser. Q, 5.00%, 7/1/41	Aa3	2,000,000	2,062,713
(Dexter Southfield), 5.00%, 5/1/41	BBB+	2,000,000	2,027,272
(Bentley U.), 5.00%, 7/1/40	A2	1,250,000	1,282,777
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	1,570,000	1,588,226
(Orchard Cove, Inc.), 5.00%, 10/1/39	BBB/F	250,000	245,604
(Atrius Hlth. Oblig. Group), Ser. A, 5.00%, 6/1/39 (Prerefunded 6/1/29)	AAA/P	2,500,000	2,823,362
(Franklin W. Olin College), Ser. E, 5.00%, 11/1/38	A2	1,000,000	1,003,840
(Tufts U.), Ser. Q, 5.00%, 8/15/38	Aa3	500,000	512,302
(Suffolk U.), 5.00%, 7/1/38	Baa2	340,000	349,140
(UMass Memorial Hlth. Care Oblig. Group), Ser. K, 5.00%, 7/1/38	BBB+	1,000,000	1,018,340
(Wentworth Inst. Tech.), 5.00%, 10/1/37	Baa1	655,000	659,033
(Caregroup), Ser. I, 5.00%, 7/1/37	A	500,000	518,906
(Foxborough Regl. Charter), Ser. B, 5.00%, 7/1/37	BBB−	1,120,000	1,121,625
(MCPHS U.), Ser. H, 5.00%, 7/1/37	Aa2	450,000	464,249
(Suffolk U.), 5.00%, 7/1/37	Baa2	605,000	623,212
(Broad Inst.), 5.00%, 4/1/37	Aa3	1,000,000	1,067,470
(Fisher College), 5.00%, 4/1/37	BBB+	835,000	842,075
(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/36	A1	1,100,000	1,144,198
(Brandeis U.), Ser. S-1, 5.00%, 10/1/36	A1	765,000	828,672
(Caregroup), Ser. I, 5.00%, 7/1/36	A	935,000	973,585
(Suffolk U.), 5.00%, 7/1/36	Baa2	600,000	615,266
(Suffolk U.), 5.00%, 7/1/36	Baa2	450,000	466,381
Ser. O, 5.00%, 12/1/35	A1	385,000	410,478
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/35	A	500,000	540,543
(Suffolk U.), 5.00%, 7/1/35	Baa2	470,000	490,308
Ser. O, 5.00%, 12/1/34	A1	425,000	456,314
(Brandeis U.), Ser. S-1, 5.00%, 10/1/34	A1	1,745,000	1,916,424
(Baystate Med. Oblig. Group), Ser. N, 5.00%, 7/1/34	A	1,000,000	1,013,293
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/34	A	1,000,000	1,087,174
(Suffolk U.), 5.00%, 7/1/34	Baa2	675,000	698,094
(Suffolk U.), 5.00%, 7/1/34	Baa2	550,000	576,975
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/34	AA−	1,000,000	1,083,006
Ser. O, 5.00%, 12/1/33	A1	150,000	162,005
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/33	A	665,000	723,804
(Suffolk U.), 5.00%, 7/1/33	Baa2	800,000	840,638
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/33	AA−	900,000	975,357

18 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Intl. Charter School), 5.00%, 4/15/33	BBB−	$750,000	$755,766
(CareGroup Oblig. Group), Ser. J2, 5.00%, 7/1/32	A	2,765,000	2,977,249
(South Shore Hosp., Inc.), Ser. I, 5.00%, 7/1/32	Baa2	1,600,000	1,656,027
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/32	AA−	660,000	717,864
Ser. O, 5.00%, 12/1/31	A1	250,000	271,396
(Salem Cmnty. Corp.), 5.00%, 1/1/31	BB+/P	490,000	470,848
(Lesley U.), 5.00%, 7/1/30	BBB+	1,000,000	1,025,718
(Salem Cmnty. Corp.), 5.00%, 1/1/30	BB+/P	465,000	448,805
(Dexter Southfield), 5.00%, 5/1/26	BBB+	740,000	761,805
(Springfield College), Ser. A, 4.00%, 6/1/56	BBB	2,000,000	1,566,040
(Suffolk U.), 4.00%, 7/1/51	Baa2	3,070,000	2,563,815
(Loomis Oblig. Group), Ser. 21, 4.00%, 1/1/51	BBB	100,000	77,421
(Merrimack College), Ser. B, 4.00%, 7/1/50	BBB−	1,825,000	1,502,632
(Southcoast Hlth. Syst. Oblig. Group), Ser. G, 4.00%, 7/1/46	Baa1	850,000	742,325
(Williams College), Ser. S, 4.00%, 7/1/46	Aa1	4,550,000	4,446,223
(Wellforce Obligated Group), Ser. C, AGM, 4.00%, 10/1/45	AA	4,705,000	4,433,520
(Suffolk U.), Ser. A, 4.00%, 7/1/45	Baa2	1,700,000	1,476,590
(Worcester Polytechnic Inst.), 4.00%, 9/1/44	A2	3,250,000	3,035,377
(Carleton-Willard Homes, Inc.), 4.00%, 12/1/42	A−	485,000	419,607
(Merrimack College), Ser. B, 4.00%, 7/1/42	BBB−	450,000	393,578
(Bentley U.), Ser. A, 4.00%, 7/1/40	A2	1,300,000	1,212,472
(Lasell U.), 4.00%, 7/1/40	BB	2,160,000	1,853,475
(Bentley U.), Ser. A, 4.00%, 7/1/38	A2	700,000	667,137
(Bentley U.), Ser. A, 4.00%, 7/1/37	A2	1,000,000	977,924
(Partners Healthcare Syst., Inc.), Ser. S-1, 4.00%, 7/1/36	Aa3	2,500,000	2,512,169
(Loomis Oblig. Group), Ser. 21, 4.00%, 1/1/36	BBB	385,000	340,429
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/29	AA	2,000,000	1,657,744
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/28	AA	2,000,000	1,714,280
MA State Dev. Fin. Agcy. VRDN, (Boston U.), Ser. U-6E, 3.80%, 10/1/42	VMIG 1	1,500,000	1,500,000
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), 5.00%, 7/15/46	B+	1,000,000	857,448
(Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	A/F	2,100,000	2,128,007
(NewBridge on the Charles, Inc.), 5.00%, 10/1/37	BB+/F	1,000,000	954,608
(Loomis Oblig. Group), 4.00%, 1/1/51	BBB	520,000	402,588
(Loomis Oblig. Group), 4.00%, 1/1/36	BBB	395,000	349,271
(Loomis Oblig. Group), 4.00%, 1/1/31	BBB	1,000,000	939,921
(Loomis Oblig. Group), 4.00%, 1/1/26	BBB	705,000	692,948
MA State Edl. Fin. Auth. Rev. Bonds
(Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	2,750,000	2,794,236
5.00%, 1/1/24	AAA	500,000	503,048
MA State Hlth. & Edl. Fac. Auth. VRDN (MA Inst. of Tech.), 3.30%, 7/1/31	VMIG 1	1,750,000	1,750,000

Massachusetts Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 5.10%, 12/1/30	AA+	$720,000	$726,108
(Single Fam.), Ser. 178, 3.50%, 6/1/42	Aa1	220,000	217,728
Ser. C-1, 3.30%, 12/1/59	AA+	7,625,000	5,572,057
Ser. A, 3.25%, 12/1/27	AA+	1,870,000	1,837,541
Ser. C-1, 3.10%, 12/1/44	AA+	2,500,000	1,960,970
MA State Port Auth. Rev. Bonds
Ser. D, 5.00%, 7/1/51	Aa2	2,000,000	2,149,410
Ser. A, 5.00%, 7/1/47	Aa2	3,000,000	3,048,716
Ser. A, 5.00%, 7/1/42	Aa2	1,275,000	1,304,705
Ser. A, 5.00%, 7/1/40	Aa2	2,500,000	2,613,863
Ser. A, 5.00%, 7/1/35	Aa2	1,500,000	1,580,054
(Green Bonds), Ser. A, 5.00%, 7/1/31	Aa2	1,000,000	1,106,346
(Green Bonds), Ser. A, 5.00%, 7/1/30	Aa2	1,200,000	1,313,438
MA State Port Auth. Special Fac. Rev. Bonds, (Bosfuel Corp.), Ser. A
5.00%, 7/1/28	A1	210,000	222,368
5.00%, 7/1/26	A1	115,000	119,062
4.00%, 7/1/44	A1	3,500,000	3,260,897
MA State School Bldg. Auth. Dedicated Sales Tax Rev. Bonds, Ser. A
5.00%, 2/15/44	AA	1,035,000	1,103,271
5.00%, 11/15/42	AA+	2,000,000	2,058,052
MA State Tpk. Auth. Rev. Bonds, Ser. A, NATL
zero %, 1/1/29	A+	1,000,000	812,227
zero %, 1/1/28	A+	1,320,000	1,112,742
MA State Trans. Fund Rev. Bonds
(Rail Enhancement Program), Ser. A, 5.00%, 6/1/50	AAA	3,900,000	4,223,997
(Rail Enhancement & Accelerated Bridge Program), 5.00%, 6/1/48	AAA	2,095,000	2,207,394
(Rail Enhancement & Accelerated Bridge Program), Ser. A, 5.00%, 6/1/38	AAA	3,000,000	3,132,269
MA State Wtr. Resource Auth. VRDN, Ser. A-3, 3.84%, 8/1/37	VMIG 1	1,000,000	1,000,000
MA State Wtr. Resources Auth. Rev. Bonds, (Green Bonds), Ser. B, 5.25%, 8/1/48	Aa1	1,215,000	1,374,285
North Reading, G.O. Bonds, 5.00%, 5/15/35	Aa2	3,750,000	3,754,140
Quincy, G.O. Bonds, Ser. C
4.00%, 9/15/42	AA	275,000	274,640
4.00%, 9/15/41	AA	300,000	300,250
4.00%, 9/15/40	AA	325,000	326,381
4.00%, 9/15/39	AA	325,000	328,100
U. of MA Bldg. Auth. Rev. Bonds, Ser. 1, 5.00%, 11/1/52	Aa2	3,000,000	3,180,285
			219,704,123

20 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Ohio (1.4%)
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Otterbein Homes Oblig. Group)
4.00%, 7/1/39	A	$875,000	$820,880
4.00%, 7/1/36	A	435,000	420,244
4.00%, 7/1/35	A	425,000	416,325
4.00%, 7/1/32	A	375,000	373,748
4.00%, 7/1/29	A	770,000	767,876
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), 5.00%, 7/1/32	A	750,000	757,482
			3,556,555
Puerto Rico (0.3%)
Cmnwlth. of PR G.O. Bonds, Ser. A-1, 4.00%, 7/1/37	BB/P	750,000	652,732
			652,732
Texas (1.6%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Thermal Utility Rev. Bonds, (TECO)
4.00%, 11/15/34	AA	700,000	705,615
4.00%, 11/15/32	AA	1,100,000	1,117,369
TX Wtr. Dev. Board State Wtr. Implementation Rev. Bonds, 5.00%, 10/15/57	AAA	2,150,000	2,341,283
			4,164,267
Virgin Islands (0.2%)
Matching Fund Special Purpose Securitization Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/30	BB/P	640,000	641,893
			641,893
Total municipal bonds and notes (cost $262,386,381)			$249,330,540

SHORT-TERM INVESTMENTS (0.2%)*	Shares	Value
Putnam Short Term Investment Fund Class P 5.21% L	428,538	$428,538
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.02% P	30,000	30,000
Total short-term investments (cost $458,538)		$458,538

TOTAL INVESTMENTS
Total investments (cost $262,844,919)	$249,789,078

Massachusetts Tax Exempt Income Fund 21

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through May 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $253,056,045.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 3.56%, 5.19% and 5.52%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	23.0%
	Health care	16.0
	Transportation	14.4
	State debt	11.7

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$3,750,000	$58,448	$—	6/8/23	—	2.82% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$58,448
Upfront premium received		—		Unrealized appreciation		58,448
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total	$58,448

22 Massachusetts Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$249,330,540	$—
Short-term investments	30,000	428,538	—
Totals by level	$30,000	$249,759,078	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$58,448	$—
Totals by level	$—	$58,448	$—

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 23

Statement of assets and liabilities 5/31/23

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $262,416,381)	$249,360,540
Affiliated issuers (identified cost $428,538) (Note 5)	428,538
Interest and other receivables	3,877,315
Receivable for shares of the fund sold	169,762
Unrealized appreciation on OTC swap contracts (Note 1)	58,448
Prepaid assets	16,556
Total assets	253,911,159

LIABILITIES
Payable for investments purchased	143
Payable for shares of the fund repurchased	423,878
Payable for compensation of Manager (Note 2)	93,397
Payable for custodian fees (Note 2)	6,761
Payable for investor servicing fees (Note 2)	29,470
Payable for Trustee compensation and expenses (Note 2)	64,676
Payable for administrative services (Note 2)	1,444
Payable for distribution fees (Note 2)	60,302
Payable for auditing and tax fees	60,270
Distributions payable to shareholders	65,186
Collateral on certain derivative contracts, at value (Notes 1 and 8)	30,000
Other accrued expenses	19,587
Total liabilities	855,114

Net assets	$253,056,045

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$269,780,279
Total distributable earnings (Note 1)	(16,724,234)
Total — Representing net assets applicable to capital shares outstanding	$253,056,045

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($132,431,479 divided by 14,943,651 shares)	$8.86
Offering price per class A share (100/96.00 of $8.86)*	$9.23
Net asset value and offering price per class B share ($183,436 divided by 20,732 shares)**	$8.85
Net asset value and offering price per class C share ($4,530,652 divided by 510,301 shares)**	$8.88
Net asset value, offering price and redemption price per class R6 share
($762,884 divided by 85,839 shares)	$8.89
Net asset value, offering price and redemption price per class Y share
($115,147,594 divided by 12,951,708 shares)	$8.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Massachusetts Tax Exempt Income Fund

Statement of operations Year ended 5/31/23

INVESTMENT INCOME
Interest (including interest income of $72,179 from investments in affiliated issuers) (Note 5)	$8,149,868
Total investment income	8,149,868

EXPENSES
Compensation of Manager (Note 2)	1,063,088
Investor servicing fees (Note 2)	162,496
Custodian fees (Note 2)	12,174
Trustee compensation and expenses (Note 2)	10,576
Distribution fees (Note 2)	415,113
Administrative services (Note 2)	8,261
Other	160,260
Total expenses	1,831,968
Expense reduction (Note 2)	(1,801)
Net expenses	1,830,167

Net investment income	6,319,701

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,566,715)
Futures contracts (Note 1)	97,391
Swap contracts (Note 1)	165,250
Total net realized loss	(2,304,074)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,904,662)
Futures contracts	(16,719)
Swap contracts	61,932
Total change in net unrealized depreciation	(4,859,449)

Net loss on investments	(7,163,523)

Net decrease in net assets resulting from operations	$(843,822)

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 25

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/23	Year ended 5/31/22
Operations
Net investment income	$6,319,701	$5,729,865
Net realized loss on investments	(2,304,074)	(1,392,584)
Change in net unrealized depreciation of investments	(4,859,449)	(28,623,445)
Net decrease in net assets resulting from operations	(843,822)	(24,286,164)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(12,369)	(42,361)
Class B	(18)	(77)
Class C	(439)	(1,563)
Class R6	(69)	(315)
Class Y	(8,532)	(21,810)
From tax-exempt net investment income
Class A	(3,601,806)	(3,576,014)
Class B	(4,185)	(4,441)
Class C	(88,547)	(77,518)
Class R6	(27,134)	(28,898)
Class Y	(2,624,608)	(2,047,995)
Increase (decrease) from capital share transactions (Note 4)	5,620,238	(31,687,800)
Total decrease in net assets	(1,591,291)	(61,774,956)

NET ASSETS
Beginning of year	254,647,336	316,422,292
End of year	$253,056,045	$254,647,336

The accompanying notes are an integral part of these financial statements.

26 Massachusetts Tax Exempt Income Fund

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Massachusetts Tax Exempt Income Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
May 31, 2023	$9.10	.22	(.24)	(.02)	(.22)	(.22)	$8.86	(.16)	$132,431.82		2.47	21
May 31, 2022	10.07	.18	(.97)	(.79)	(.18)	(.18)	9.10	(7.94)	161,671.79		1.81	16
May 31, 2021	9.73	.19	.34	.53	(.19)	(.19)	10.07	5.45	210,726.80		1.85	11
May 31, 2020	9.68	.22	.06	.28	(.23)	(.23)	9.73	2.89	200,240.79		2.32	22
May 31, 2019	9.45	.26	.24	.50	(.27)	(.27)	9.68	5.39	181,596.79		2.76	22
Class B
May 31, 2023	$9.09	.17	(.24)	(.07)	(.17)	(.17)	$8.85	(.78)	$183	1.42	1.86	21
May 31, 2022	10.05	.12	(.96)	(.84)	(.12)	(.12)	9.09	(8.41)	280	1.39	1.20	16
May 31, 2021	9.72	.13	.33	.46	(.13)	(.13)	10.05	4.73	465	1.40	1.26	11
May 31, 2020	9.67	.16	.06	.22	(.17)	(.17)	9.72	2.26	894	1.41	1.71	22
May 31, 2019	9.44	.20	.24	.44	(.21)	(.21)	9.67	4.73	1,288	1.42	2.14	22
Class C
May 31, 2023	$9.12	.15	(.24)	(.09)	(.15)	(.15)	$8.88	(.92)	$4,531	1.57	1.72	21
May 31, 2022	10.09	.11	(.97)	(.86)	(.11)	(.11)	9.12	(8.61)	6,011	1.54	1.06	16
May 31, 2021	9.75	.11	.34	.45	(.11)	(.11)	10.09	4.66	7,883	1.55	1.12	11
May 31, 2020	9.70	.15	.05	.20	(.15)	(.15)	9.75	2.11	15,818	1.56	1.56	22
May 31, 2019	9.47	.19	.23	.42	(.19)	(.19)	9.70	4.56	18,764	1.57	1.98	22
Class R6
May 31, 2023	$9.13	.24	(.24)	—[c]	(.24)	(.24)	$8.89	.09	$763.56		2.72	21
May 31, 2022	10.09	.20	(.95)	(.75)	(.21)	(.21)	9.13	(7.58)	1,386.53		2.09	16
May 31, 2021	9.76	.21	.33	.54	(.21)	(.21)	10.09	5.60	1,171.54		2.10	11
May 31, 2020	9.71	.25	.05	.30	(.25)	(.25)	9.76	3.13	797.55		2.55	22
May 31, 2019	9.48	.29	.24	.53	(.30)	(.30)	9.71	5.67	697.56		2.98	22
Class Y
May 31, 2023	$9.13	.24	(.23)	.01	(.25)	(.25)	$8.89	.10	$115,148.57		2.74	21
May 31, 2022	10.10	.20	(.96)	(.76)	(.21)	(.21)	9.13	(7.68)	85,299.54		2.07	16
May 31, 2021	9.76	.21	.34	.55	(.21)	(.21)	10.10	5.69	96,177.55		2.10	11
May 31, 2020	9.71	.25	.05	.30	(.25)	(.25)	9.76	3.12	64,387.56		2.54	22
May 31, 2019	9.48	.28	.24	.52	(.29)	(.29)	9.71	5.61	53,517.57		2.97	22

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Massachusetts Tax Exempt Income Fund	Massachusetts Tax Exempt Income Fund 29

Notes to financial statements 5/31/23

Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through May 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Massachusetts Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Massachusetts personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Massachusetts personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

30 Massachusetts Tax Exempt Income Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Massachusetts Tax Exempt Income Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

32 Massachusetts Tax Exempt Income Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$2,720,447	$1,208,644	$3,929,091

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $38,171 to decrease undistributed net investment income and $38,171 to decrease accumulated net realized loss.

Massachusetts Tax Exempt Income Fund 33

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,557,019
Unrealized depreciation	(15,532,351)
Net unrealized depreciation	(12,975,332)
Undistributed ordinary income	57,780
Undistributed tax-exempt income	187,596
Capital loss carryforward	(3,929,091)
Cost for federal income tax purposes	$262,822,858

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.431% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

34 Massachusetts Tax Exempt Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$95,180	Class R6	499
Class B	147	Class Y	63,297
Class C	3,373	Total	$162,496

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,801 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $227, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$361,789
Class B	1.00%	0.85%	1,909
Class C	1.00%	1.00%	51,415
Total			$415,113

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,195 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$47,671,947	$49,797,860
U.S. government securities (Long-term)	—	—
Total	$47,671,947	$49,797,860

Massachusetts Tax Exempt Income Fund 35

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	1,483,450	$13,114,976	770,980	$7,454,994
Shares issued in connection with
reinvestment of distributions	341,348	3,019,391	315,556	3,072,635
	1,824,798	16,134,367	1,086,536	10,527,629
Shares repurchased	(4,644,676)	(41,007,313)	(4,255,460)	(40,366,896)
Net decrease	(2,819,878)	$(24,872,946)	(3,168,924)	$(29,839,267)

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	85	$747	—	$—
Shares issued in connection with
reinvestment of distributions	477	4,203	408	3,978
	562	4,950	408	3,978
Shares repurchased	(10,622)	(91,260)	(15,869)	(157,558)
Net decrease	(10,060)	$(86,310)	(15,461)	$(153,580)

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	69,507	$620,745	134,976	$1,339,168
Shares issued in connection with
reinvestment of distributions	9,060	80,251	7,166	69,685
	78,567	700,996	142,142	1,408,853
Shares repurchased	(227,575)	(2,011,878)	(264,455)	(2,579,953)
Net decrease	(149,008)	$(1,310,882)	(122,313)	$(1,171,100)

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	16,317	$146,399	42,775	$429,252
Shares issued in connection with
reinvestment of distributions	3,073	27,203	3,004	29,213
	19,390	173,602	45,779	458,465
Shares repurchased	(85,414)	(761,944)	(9,960)	(96,085)
Net increase (decrease)	(66,024)	$(588,342)	35,819	$362,380

36 Massachusetts Tax Exempt Income Fund

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	8,014,018	$71,317,116	3,520,564	$33,995,407
Shares issued in connection with
reinvestment of distributions	270,343	2,402,157	183,603	1,790,492
	8,284,361	73,719,273	3,704,167	35,785,899
Shares repurchased	(4,674,654)	(41,240,555)	(3,885,372)	(36,672,132)
Net increase (decrease)	3,609,707	$32,478,718	(181,205)	$(886,233)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 5/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$4,668,595	$80,588,463	$84,828,520	$72,179	$428,538
Total Short-term
investments	$4,668,595	$80,588,463	$84,828,520	$72,179	$428,538

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the Commonwealth of Massachusetts and may be affected by economic and political developments in that Commonwealth.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Massachusetts Tax Exempt Income Fund 37

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2
OTC total return swap contracts (notional)	$2,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$58,448	Payables	$—
Total		$58,448		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$97,391	$165,250	$262,641
Total	$97,391	$165,250	$262,641

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(16,719)	$61,932	$45,213
Total	$(16,719)	$61,932	$45,213

38 Massachusetts Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$58,448	$58,448
Total Assets	$58,448	$58,448
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$58,448	$58,448
Total collateral received (pledged)†##	$30,000
Net amount	$28,448
Controlled collateral received (including
TBA commitments)**	$30,000	$30,000
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

** Included with Investments in securities on the Statement of assets and liabilities.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023.

Massachusetts Tax Exempt Income Fund 39

Federal tax information (Unaudited)

The fund has designated 99.66% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	19,125,015	1,155,024
Barbara M. Baumann	19,176,423	1,103,616
Katinka Domotorffy	19,199,676	1,080,363
Catharine Bond Hill	19,203,703	1,076,336
Kenneth R. Leibler	19,155,059	1,124,980
Jennifer Williams Murphy	19,203,703	1,076,336
Marie Pillai	19,176,423	1,103,616
George Putnam III	19,141,989	1,138,050
Robert L. Reynolds	19,127,779	1,152,260
Manoj P. Singh	19,087,316	1,192,723
Mona K. Sutphen	19,087,458	1,192,581

All tabulations are rounded to the nearest whole number.

40 Massachusetts Tax Exempt Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

Massachusetts Tax Exempt Income Fund 41

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42 Massachusetts Tax Exempt Income Fund

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Massachusetts Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Massachusetts Tax Exempt Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2023	$53,021	$ —	$7,434	$ —
May 31, 2022	$49,199	$ —	$7,296	$ —

For the fiscal years ended May 31, 2023 and May 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $249,177 and $336,247 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2023	$ —	$241,743	$ —	$ —
May 31, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Massachusetts Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2023